Filed Pursuant to Rule 497(e)
Registration No. 033-66262

GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Content & Connectivity Fund

The Gabelli Global Growth Fund

The Gabelli International Small Cap Fund

The Gabelli Global Rising Income and Dividend Fund

The Gabelli Global Mini MitesTM Fund

Supplement dated August 26, 2025
to
Statutory Prospectus dated April 30, 2025, and
Summary Prospectus dated April 30, 2025

This supplement amends certain information in the Statutory Prospectus (the “Prospectus”) and Summary Prospectus, each dated April 30, 2025, of each of The Gabelli Global Content & Connectivity Fund, The Gabelli Global Growth Fund, The Gabelli Global Rising Income and Dividend Fund and The Gabelli Global Mini MitesTM Fund (collectively, the “Global Funds”). Unless otherwise indicated, all other information included in the Funds’ Prospectus or Summary Prospectus, as applicable, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or Summary Prospectus, as applicable.

Investment Strategy Updates

The Board of Directors of the Funds has approved a change to the non-fundamental investment policies of each of the Global Funds. Effective August 26, 2025, it will no longer be the policy of each of the Global Funds to invest in securities of issuers, or related investments thereof, located in at least three countries, and to invest at least 40% of such Fund’s total assets in securities of non-U.S. issuers or related investments thereof. Each Global Fund will continue to invest in U.S. and non-U.S. issuers and related investments thereof. To reflect this change, please note the following changes to the Prospectus and each Summary Prospectus:

The following paragraph replaces the first paragraph under the sections titled “Summary of the Funds—The Gabelli Global Content & Connectivity Fund—Principal Investment Strategies” in the Prospectus and “Principal Investment Strategies” in the Global Content & Connectivity Fund’s Summary Prospectus:

Under normal market conditions, the Global Content & Connectivity Fund will invest its net assets in common stocks of companies in the telecommunications, media, and information technology industries which Gabelli Funds, LLC, the Global Content & Connectivity Fund’s investment adviser (the “Adviser”), believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Content & Connectivity Fund invests primarily in common stocks of foreign and domestic small capitalization, mid capitalization, and large capitalization issuers. In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management. In accordance with its existing concentration policy, the Global Content & Connectivity Fund will continue to invest at least 25% of the value of its total assets in the telecommunications-related industry, and not invest more than 25% of the value of its total assets in any other particular industry.

The following paragraph replaces the first paragraph under the sections titled “Summary of the Funds—The Gabelli Global Growth Fund—Principal Investment Strategies” in the Prospectus and “Principal Investment Strategies” in the Global Growth Fund’s Summary Prospectus:

Under normal market conditions, the Global Growth Fund will invest at least 65% of its total assets in common stocks of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small capitalization, mid capitalization, and large capitalization issuers.

The following paragraph replaces the first paragraph under the sections titled “Summary of the Funds—The Gabelli Global Rising Income and Dividend Fund—Principal Investment Strategies” in the Prospectus and “Principal Investment Strategies” in the GRID Fund’s Summary Prospectus:

The GRID Fund will attempt to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income securities and securities that are convertible into common stock). The GRID Fund will primarily invest in common stocks of foreign and domestic issuers that the GRID Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases. To this end, the portfolio manager may invest in stocks that pay and increase dividends over time that can potentially provide “rising income.” Rising income stocks historically have provided a better total return over time, potentially combat inflation and offer the opportunity to potentially take advantage of compounding through dividend and income reinvestment.

The following paragraph replaces the second paragraph under the sections titled “Summary of the Funds—The Gabelli Global Mini MitesTM Fund—Principal Investment Strategies” in the Prospectus and “Principal Investment Strategies” in the Global Mini Mites Fund’s Summary Prospectus:

The Global Mini Mites Fund invests in domestic and foreign issuers. The Global Mini Mites Fund may invest in companies located in developed or emerging markets as well as in non-equity securities, such as corporate bonds or other debt securities or financial instruments, including foreign debt securities.

The following paragraph replaces the third paragraph under the section titled “Investment Objectives, Investment Strategies and Related Risks” in the Prospectus:

As an international fund, the International Small Cap Fund invests in the securities of issuers located in at least five countries outside the U.S.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE